Note 11: Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 11: Employee Benefit Plans

Note 11: Employee Benefit Plans

We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.

Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were $218 million, $200 million and $192 million for 2011, 2010 and 2009, respectively. Effective January 1, 2010, newly hired non-union domestic employees receive all of their retirement benefits through the defined contribution savings plan.

Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between the company and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.

Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants receive additional shares in lieu of cash dividends. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2011, 33.6 million common shares had been allocated to employees, leaving 18.8 million unallocated common shares in the ESOP Trust, with an approximate fair value of $1.4 billion.

Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover the majority of our employees. Our plans use a December 31 measurement date consistent with our fiscal year.

(Dollars in millions)	2011	2010
Change in Benefit Obligation:
Beginning balance	$24,445	$22,271
Service cost	444	396
Interest cost	1,298	1,287
Actuarial loss	2,185	1,625
Total benefits paid	(1,233)	(1,216)
Net settlement and curtailment loss (gain)	1	(37)
Plan amendments	21	121
Other	6	(2)
Ending balance	$27,167	$24,445
Change in Plan Assets:
Beginning balance	$22,384	$19,377
Actual return on plan assets	1,320	2,635
Employer contributions	1,060	1,621
Benefits paid from plan assets	(1,233)	(1,216)
Other	11	(33)
Ending balance	$23,542	$22,384
Funded Status:
Fair value of plan assets	$23,542	$22,384
Benefit obligations	(27,167)	(24,445)
Funded status of plan	$(3,625)	$(2,061)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$552	$637
Current liability	(64)	(58)
Noncurrent liability	(4,113)	(2,640)
Net amount recognized	$(3,625)	$(2,061)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$9,436	$7,223
Prior service credit	(152)	(184)
Transition obligation	6	6
Net amount recognized	$9,290	$7,045

The amounts included in “Other” in the preceding table reflect the impact of foreign exchange translation, primarily for plans in the U.K. and Canada.

Qualified domestic pension plan benefits comprise approximately 76% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits are generally based on an employee's years of service and compensation near retirement. Effective January 1, 2015, this formula will change to the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. This plan change resulted in a $623 million reduction in the projected benefit obligation as of December 31, 2009. Certain foreign plans, which comprise approximately 23% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.

We made $156 million of cash contributions and contributed $450 million in UTC common stock to our domestic defined benefit pension plans and made $395 million of cash contributions to our foreign defined benefit pension plans in 2011. In 2010, we made $1,001 million of cash contributions and contributed $250 million in UTC common stock to our domestic defined benefit pension plans and made $298 million of cash contributions to our foreign defined benefit pension plans.

Information for pension plans with accumulated benefit obligation in excess of plan assets:

(Dollars in millions)	2011	2010
Projected benefit obligation	$24,091	$21,556
Accumulated benefit obligation	23,198	20,562
Fair value of plan assets	19,949	18,885

The accumulated benefit obligation for all defined benefit pension plans was $26.0 billion and $23.2 billion at December 31, 2011 and 2010, respectively.

The components of the net periodic pension cost are as follows:

(Dollars in millions)	2011	2010	2009
Pension Benefits:
Service cost	$444	$396	$429
Interest cost	1,298	1,287	1,285
Expected return on plan assets	(1,834)	(1,735)	(1,634)
Amortization of prior service (credits) costs	(12)	(18)	56
Amortization of unrecognized net transition obligation	1	1	1
Recognized actuarial net loss	462	285	226
Net settlement and curtailment loss	16	2	102
Net periodic pension cost – employer	$375	$218	$465

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2011 are as follows:

(Dollars in millions)
Current year actuarial loss	$2,700
Amortization of actuarial loss	(462)
Current year prior service cost	21
Amortization of prior service credit	12
Amortization of transition obligation	(1)
Other	(1)
Total recognized in other comprehensive loss	$2,269
Net recognized in net periodic pension cost and other comprehensive loss	$2,644

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension cost in 2012 is as follows:

(Dollars in millions)
Net actuarial loss	$722
Prior service credit	(12)
Transition obligation	1
$711

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2011	2010	2011	2010	2009
Discount rate	4.7%	5.4%	5.4%	5.9%	6.1%
Salary scale	4.3%	4.4%	4.4%	4.4%	4.4%
Expected return on plan assets	-	-	7.9%	8.0%	8.2%

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.

The plan's investment management objectives include maintaining an adequate level of diversification, to reduce interest rate and market risk, and to provide adequate liquidity to meet immediate and future benefit payment requirements. The overall investment strategy targets a mix of 65% growth seeking assets and 35% income generating assets using a wide diversification of asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and balanced market risk strategies. Within public equities, 9% of the portfolio is an enhanced equity strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations in distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio consists of a broadly diversified portfolio of corporate bonds, global government bonds and U.S. Treasury STRIPS. These investments are designed to hedge 40% of the interest rate sensitivity of the pension plan liabilities.

The fair values of pension plan assets at December 31, 2011 and 2010 by asset category are as follows:

	Quoted Prices in Active Markets For Identical Assets	Significant Observable Inputs	Significant Unobservable Inputs
(Dollars in millions)	(Level 1)	(Level 2)	(Level 3)	Total
Asset Category:
Public Equities
Global Equities	$5,210	$4	$-	$5,214
Global Equity Commingled Funds (a)	-	2,981	-	2,981
Enhanced Global Equities (b)	44	1,590	239	1,873
Private Equities (c)	-	-	1,159	1,159
Fixed Income Securities
Governments	1,564	1,199	-	2,763
Corporate Bonds	-	5,167	110	5,277
Structured Products (d)	-	67	-	67
Real Estate (e)	-	16	1,364	1,380
Other (f)	-	1,869	-	1,869
Cash & Cash Equivalents (g)	-	359	-	359
Subtotal	$6,818	$13,252	$2,872	22,942
Other Assets & Liabilities (h)				600
Total at December 31, 2011				$23,542

Public Equities
Global Equities	$5,332	$7	$1	$5,340
Global Equity Commingled Funds (a)	-	3,200	-	3,200
Enhanced Global Equities (b)	57	1,662	245	1,964
Private Equities (c)	-	-	1,134	1,134
Fixed Income Securities
Governments	691	1,149	-	1,840
Corporate Bonds	21	5,424	-	5,445
Structured Products (d)	-	76	-	76
Real Estate (e)	-	26	944	970
Other (f)	-	1,517	-	1,517
Cash & Cash Equivalents (g)	-	293	-	293
Subtotal	$6,101	$13,354	$2,324	21,779
Other Assets & Liabilities (h)				605
Total at December 31, 2010				$22,384

(a)	Represents commingled funds that invest primarily in common stocks.
(b)	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(c)	Represents limited partner investments with general partners that primarily invest in debt and equity.
(d)	Represents mortgage and asset-backed securities.
(e)	Represents investments in real estate including commingled funds and directly held properties.
(f)	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(g)	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(h)	Represents trust receivables and payables that are not leveled.

Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.

Our common stock represents approximately 4% and 3% of total plan assets at December 31, 2011 and 2010, respectively. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.

The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

(Dollars in millions)	Global Equities	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2009	$-	$11	$1,045	$-	$715	$1,771
Realized gains (losses)	-	-	157	-	(6)	151
Unrealized gains relating to
instruments still held in the reporting period	-	9	51	-	63	123
Purchases, sales, and settlements, net	1	225	(119)	-	150	257
Transfers in, net	-	-	-	-	22	22
Balance, December 31, 2010	1	245	1,134	-	944	2,324
Realized (losses) gains	-	(1)	108	-	(6)	101
Unrealized (losses) gains relating to
instruments still held in the reporting period	-	(1)	17	6	137	159
Purchases, sales, and settlements, net	(1)	(4)	(100)	104	289	288
Balance, December 31, 2011	$-	$239	$1,159	$110	$1,364	$2,872

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments.  Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.

Private equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples.  Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.

Estimated Future Contributions and Benefit Payments

We expect to make contributions of approximately $100 million to our foreign defined benefit pension plans in 2012. Although we are not required to make contributions to our domestic defined benefit pension plans through the end of 2012, we may elect to make discretionary contributions in 2012. Contributions do not reflect benefits to be paid directly from corporate assets.

Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $1,356 million in 2012, $1,378 million in 2013, $1,433 million in 2014, $1,493 million in 2015, $1,556 million in 2016, and $8,788 million from 2017 through 2021.

Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 84% of the benefit obligation. The postretirement plans are primarily unfunded. Assets in funded plans are primarily invested in cash and cash equivalents.

(Dollars in millions)	2011	2010
Change in Benefit Obligation:
Beginning balance	$832	$876
Service cost	3	2
Interest cost	39	46
Actuarial gain	(7)	(29)
Total benefits paid	(104)	(105)
Other	21	42
Ending balance	$784	$832
Change in Plan Assets:
Beginning balance	$10	$11
Actual return on plan assets	2	(1)
Employer contributions	76	76
Benefits paid from plan assets	(104)	(105)
Other	16	29
Ending balance	$-	$10
Funded Status:
Fair value of plan assets	$-	$10
Benefit obligations	(784)	(832)
Funded status of plan	$(784)	$(822)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(74)	$(66)
Noncurrent liability	(710)	(756)
Net amount recognized	$(784)	$(822)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(120)	$(130)
Prior service cost	2	1
Net amount recognized	$(118)	$(129)

The components of net periodic benefit cost are as follows:

(Dollars in millions)	2011	2010	2009
Other Postretirement Benefits:
Service cost	$3	$2	$2
Interest cost	39	46	50
Expected return on plan assets	(1)	(1)	(1)
Amortization of prior service credit	(2)	(2)	(2)
Recognized actuarial net gain	(8)	(1)	(3)
Net settlement and curtailment gain	(8)	-	-

Net periodic other postretirement benefit cost	$23	$44	$46

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2011 are as follows:

(Dollars in millions)
Current year actuarial gain	$(8)
Amortization of prior service credit	2
Amortization of actuarial net gain	8
Net settlements and curtailments	10
Total recognized in other comprehensive loss	$12
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$35

The estimated amounts that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2012 include actuarial net gains of $6 million.

Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2011	2010	2011	2010	2009
Discount rate	4.3%	4.9%	4.9%	5.5%	6.0%
Expected return on plan assets	-	-	5.0%	5.0%	5.8%

Assumed health care cost trend rates are as follows:

	2011	2010
Health care cost trend rate assumed for next year	8.5%	9.0%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2019

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2011 One-Percentage-Point
(Dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$2	$(2)
Effect on postretirement benefit obligation	47	(40)

Estimated Future Benefit Payments

Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows: $79 million in 2012, $74 million in 2013, $72 million in 2014, $69 million in 2015, $63 million in 2016, and $265 million from 2017 through 2021.

Multiemployer Benefit Plans. We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.

Our participation in these plans for the annual periods ended December 31 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (PPA) zone status available in 2011 and 2010 is for the plan's year-end at June 30, 2010, and June 30, 2009, respectively. The zone status is based on information that we received from the plan and is certified by the plan's actuary. Our significant plan is in the green zone which represents at least 80 percent funded and does not require a financial improvement plan (FIP) or a rehabilitation plan (RP).

(Dollars in millions)		Pension Protection Act Zone Status		FIP/RP Status	Contributions				Expiration Date of Collective-Bargaining Agreement
Pension Fund	EIN/Pension Plan Number	2011	2010	Pending/ Implemented	2011	2010	2009	Surcharge Imposed
National Elevator Industry Plan	23-2694291	Green	Green	No	$56	$55	$60	No	July 8, 2012
Other funds					38	35	37

					$94	$90	$97

For the plan years ended June 30, 2010 and 2009, respectively, we were listed in the National Elevator Industry Plan's Forms 5500 as providing more than 5% of the total contributions for the plan. At the date these financial statements were issued, Forms 5500 were not available for the plan year ending June 30, 2011.

In addition, we participate in several multiemployer arrangements that provide postretirement benefits other than pensions, with the National Elevator Industry Plan being the most significant. These arrangements generally provide medical and life benefits for eligible active employees and retirees and their dependents. Contributions to multiemployer plans that provide postretirement benefits other than pensions were $10 million, $10 million and $11 million for 2011, 2010 and 2009, respectively.

Stock-based Compensation. We have long-term incentive plans authorizing various types of market and performance based incentive awards that may be granted to officers and employees. Our Long Term Incentive Plan (LTIP) was initially approved on April 13, 2005 and amended in 2011 to increase the maximum number of shares available for award under the LTIP to 119 million shares. Following initial approval of the LTIP, we may not grant any new awards under previously existing equity compensation plans. As of December 31, 2011, approximately 56 million shares remain available for awards under the LTIP. The LTIP does not contain an annual award limit. We expect that the shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding. The LTIP will expire after all shares have been awarded or April 30, 2017, whichever is sooner.

Under all long-term incentive plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a minimum three-year vesting period. In the event of retirement, awards held for more than one year shall immediately become vested and exercisable. In addition, under the LTIP, awards with performance-based vesting generally have a minimum three-year vesting period and vest based on performance against pre-established metrics. In the event of retirement, awards held more than one year remain eligible to vest. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and will continue to evaluate this policy in conjunction with our overall share repurchase program.

We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the statement of operations. For the years ended December 31, 2011, 2010 and 2009, $229 million, $154 million and $153 million, respectively, of compensation cost was recognized in operating results. The associated future income tax benefit recognized was $75 million, $47 million and $49 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010 and 2009, the amount of cash received from the exercise of stock options was $226 million, $386 million and $342 million, respectively, with an associated tax benefit realized of $101 million, $139 million and $95 million, respectively. In addition, for the years ended December 31, 2011, 2010 and 2009, the associated tax benefit realized from the vesting of performance share units was $19 million, $20 million and $33 million, respectively. Also, in accordance with the Compensation – Stock Compensation Topic of the FASB ASC, for the years ended December 31, 2011, 2010 and 2009, $81 million, $94 million and $50 million, respectively, of certain tax benefits have been reported as operating cash outflows with corresponding cash inflows from financing activities.

At December 31, 2011, there was $152 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 1.9 years.

A summary of the transactions under all long-term incentive plans for the year ended December 31, 2011 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**	Other Incentive Shares / Units
Outstanding at:
December 31, 2010	27,337	$44.82	31,220	$64.72	3,024	$65.96	807
Granted	320	78.99	4,916	79.09	946	78.99	455
Exercised/earned	(6,551)	37.36	(1,249)	64.96	(746)	75.21	(116)
Cancelled	(77)	53.78	(849)	68.30	(262)	71.40	(37)
December 31, 2011	21,029	$47.63	34,038	$66.70	2,962	$67.31	1,109

*       weighted-average exercise price

**       weighted-average grant stock price

The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2011, 2010 and 2009 was $20.26, $17.86 and $16.01, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2011, 2010, and 2009 was $87.65, $78.73 and $61.56, respectively. The total fair value of awards vested during the years ended December 31, 2011, 2010 and 2009 was $170 million, $172 million and $235 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2011, 2010 and 2009 was $336 million, $446 million and $296 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units vested was $59 million, $62 million and $100 million during the years ended December 31, 2011, 2010 and 2009, respectively.

The following table summarizes information about equity awards outstanding that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2011:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands, aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	54,779	$59.01	$771	5.0	37,362	$55.03	$675	3.6
Performance Share Units/Restricted Stock	3,065	-	224	1.3

*       weighted-average exercise price per share

**       weighted-average contractual remaining term in years

The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2011, 2010 and 2009. Because lattice-based option models incorporate ranges of assumptions for inputs, those ranges are as follows:

	2011	2010	2009
Expected volatility	26% - 32%	24% - 28%	30% - 42%
Weighted-average volatility	26%	25%	30%
Expected term (in years)	7.5 - 8.0	7.4 - 7.9	7.4 - 7.9
Expected dividends	2.4%	2.7%	2.1%
Risk-free rate	0.1% - 3.5%	0.1% - 4.0%	0% - 2.5%

Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. Separate employee groups and equity award characteristics are considered separately for valuation purposes. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.